SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

STRATEGIC AMERICAN OIL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada (State of incorporation or organization)	98-0454144 (I.R.S. Employer Identification No.)

Suite 240, 196 West 3rd Avenue Vancouver, British Columbia, Canada (Address of principal executive offices)	V5Y 1E9 (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered Not Applicable	Name of each exchange of which each class is to be registered Not Applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [   ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates: 333-149070

(if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common stock, par value of $0.001
(Title of class)

Item 1. Description of Registrant's Securities to be Registered.

The description of securities contained in Registrant's Registration Statement on Form S-1/A (Amendment No. 4) filed with the Securities and Exchange Commission on June 26, 2008 (File No. 333-149070) is incorporated by reference into this registration statement.

Item 2. Exhibits

Exhibit Number --------	Description --------------------
3.1	Articles of Incorporation and amendments thereto, dated July 19, 2005, October 18, 2005 and September 5, 2006 (1)
3.2	By-Laws (1)

(1)       Filed as an exhibit to the Registrant's registration statement on Form S-1/A (Amendment No. 1) filed with the Commission on February 8, 2008.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

DATE: July 11, 2008

STRATEGIC AMERICAN OIL CORPORATION

By:      "Johnathan Lindsay"
            _______________________________

            Johnathan Lindsay
            Secretary, Treasurer, Chief Financial Officer,
            Principal Accounting Officer and a director

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